UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22958

Duff & Phelps Select MLP and Midstream Energy Fund Inc.

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  866-270-7788

Date of fiscal year end:  November 30

Date of reporting period:  May 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

May 31, 2020
SEMIANNUAL REPORT

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-866-270-7788 or, with respect to requesting electronic delivery, by visiting www.virtus.com. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Duff & Phelps Select MLP and Midstream Energy Fund Inc.

MESSAGE TO SHAREHOLDERS
Dear Duff & Phelps Select MLP and Midstream Energy Fund Inc. Shareholder:
This semiannual report reviews the performance of the Duff & Phelps Select MLP and Midstream Energy Fund Inc. (DSE) for the six months ended May 31, 2020. It contains commentary from the portfolio management team at Duff & Phelps Investment Management concerning the U.S. energy market and the Fund’s performance during a challenging and unprecedented period for the energy sector.
For the six-month period, the Fund’s net asset value (NAV) declined 82.20%, including $0.15 in reinvested distributions, and its market price decreased 82.59%. For the same period, the Alerian MLP Index lost 24.26% and the average NAV performance of the Fund’s peer group, as represented by the Lipper Energy MLP Closed-End Fund Average, was (50.94%),1 including reinvested dividends.
Given the Fund’s low asset levels, the Board of Directors has recommended to shareholders that the Fund be liquidated. This proposal is subject to a shareholder vote scheduled for July 23, 2020. As of this writing, the Fund is continuing to be managed according to its mandate. Additional information about the proposed liquidation is contained in the “Management’s Discussion of Fund Performance” section of this report, and in proxy materials that have been mailed to shareholders.
On behalf of the Fund and its investment management team, I thank you for your business. If you have any questions about the proposed proxy vote or your account, our customer service team is ready to assist you at 866-270-7788 or through the closed-end fund section of Virtus.com.
Sincerely,
George R. Aylward
President, Chief Executive Officer, and Director
Duff & Phelps Select MLP and Midstream Energy Fund Inc.
July 2020

1Average NAV performance as calculated for the Lipper Energy MLP Closed-End Fund Average may differ from any constituent fund’s stated performance.
Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)
May 31, 2020
About the Fund:
The Duff & Phelps Select MLP and Midstream Energy Fund Inc. (NYSE: DSE) (the “Fund”) invests at least 80% of its Managed Assets in energy master limited partnerships (“MLPs”) and midstream energy companies that are not organized as MLPs. The Fund’s “Managed Assets” are equal to its net assets plus any outstanding preferred stock and/or borrowings made for the purpose of leverage. The Fund may invest up to 20% of its Managed Assets in securities of issuers either: (i) in the energy sector and that are not midstream energy companies or (ii) that produce products that are primarily for the use of companies in the energy sector (such as sand miners, certain chemical companies, and coking coal processors). The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There is no guarantee that the Fund will achieve its investment objective.
As of May 31, 2020, the Fund’s leverage consisted of $3 million of borrowings made pursuant to a line of credit which represented approximately 15% of the Fund’s total assets.
Manager Comments – Duff & Phelps Investment Management Co. (“DPIM”)
The Duff & Phelps Select MLP and Midstream Energy Fund Inc. is subadvised by Duff & Phelps Investment Management Co., and managed by a team of two dedicated MLP investment professionals with average industry experience of more than 23 years: David D. Grumhaus, Jr., Senior Portfolio Manager, and Rodney C. Clayton, CFA, Portfolio Manager. The following commentary is provided by the portfolio management team at DPIM, and covers the period from December 1, 2019 through May 31, 2020.
How did the markets perform during the Fund’s six months ended May 31, 2020?
The -24.3% return (as measured by the Alerian MLP Index) for the midstream energy sector for the first half of the fiscal year seems bad enough, but it does not even do justice to how poorly the sector performed. From January 16 to March 18, the sector fell an astounding 66.8%, driven by the combination of COVID-19, the Saudi-Russia oil price war, and extreme technical selling (which is selling based upon market signals that an asset is likely to decrease in price, rather than based upon an analysis of the asset’s inherent value) by Master Limited Partnership (MLP) closed-end funds. The price drop in March (-47%) was more than 2.5 times worse than the previous worst month since the sector’s inception back in 1996.
After a “Santa Claus” rally in mid-December 2019 and early January 2020, the midstream energy sector started to fade even before headlines about the coronavirus began to emerge from China in the second half of January. The Alerian MLP Index hit its high for the period on January 16, while the broader market did not peak until February 19. A big part of the driver was oil, which peaked at $63 in early January after moving up 13% during the fourth quarter of 2019. While the broader market was slow to understand the broader economic effects of COVID-19, it was quick to worry about the impacts of the coronavirus on Chinese oil demand, especially given the near-immediate curtailment of airline flights. The price of West Texas Intermediate (WTI) crude oil fell about $10 per barrel from its early January peak to the time when the market peaked, but then accelerated downward in late February and early March as the market went into full risk-off mode. Of course, this move was just a prelude to what was coming next. An OPEC meeting in early March was supposed to lead to a further cut in oil production. However, when
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2020
Russia refused to join Saudi Arabia in further oil curtailment, the Saudis immediately reversed course and announced a massive increase in production and exports in an effort to force curtailments in production across the world. Oil prices were cut in half, finishing March just above $20, and energy stocks plummeted.
Given their long-term contracts and significantly lower commodity exposure, midstream stocks should have been more insulated from the downfall than their Exploration & Production and Oil Services counterparts. However, once again, the midstream sector was plagued by its weak investor base. It was not just a lack of new buyers but, as the stocks fell, leveraged closed-end funds and hedge funds were forced to sell to meet applicable Investment Company Act restrictions and/or credit facility covenants, and selling begot more selling. Panic selling sent the Alerian MLP Index down 27.4% on March 9, followed by another 17.0% drop on March 12. There was simply nowhere to hide as any stock that started to outperform became the next source of funds for another desperate seller. Even the midstream C-corps, which had been steadily outperforming the MLPs since 2018, were not immune, as the Alerian Midstream Energy Index finished the month down 39.3%.
Finally, in late March, the forced selling started to abate. With the broader market also starting to rally off the bottom, investors were able to pause and see just how oversold the sector had gotten. While the economic recession caused by COVID-19 and stay-at-home orders will pressure midstream earnings, the likely earnings hit for the sector in 2020 and 2021 was more in the 10%-20% range, nowhere close to the 50% or even 80%-plus drop most stocks in the sector experienced. With the extreme technical selling over and even starting to reverse in April and May as closed-end funds started to re-apply leverage, midstream stocks rallied hard. Even the collapse in the price of April oil futures was not enough to stop the upward momentum. Midstream stocks had just become too cheap, leading to the sector more than doubling off the March lows through the end of May.
What factors affected the performance of the Fund during its fiscal six-month period?
The combination of the extreme sector sell-down and the Fund’s leverage caused the Fund to significantly underperform during the first half of the fiscal year. The Fund was down over 82% on both a net asset value (NAV) and market basis for the six months through May 31, 2020. The Alerian MLP Index, which serves as the Fund’s benchmark, declined 24.26% for the same period. Similar to its peers, the unprecedented drop in the stock prices of the Fund’s midstream energy holdings in March caused the Fund’s coverage under applicable Investment Company Act restrictions and credit facility covenants to drop significantly below the required levels. The sector’s 13.9% drop in February had already left the Fund’s balance sheet stretched, and the subsequent 59% sector drop over the next two and a half weeks simply overwhelmed the Fund. To get back into compliance with its covenants, the Fund paid back both its bank debt and preferred shares in March.
As discussed above, all of the stocks in the Fund’s portfolio were impacted by the poor sector performance. Every stock in the portfolio was down more than 50% from January 16 to March 18, with the more commodity-sensitive gathering and processing names down more than 80%. These stocks experienced big jumps in their stock prices by the end of the period as companies took steps to drastically increase their free cash flow by cutting capital expenditures and, in many cases, their distributions, and oil prices moved back into the mid-$30s as the U.S.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited) (Continued)
May 31, 2020
economy began to reopen. Nevertheless, even with the big bounce, as of the end of the period the sector was still down significantly on the year because of the magnitude of the March drop.
Given the losses experienced and the Fund’s very low asset levels, the Fund’s Board of Directors recommended to shareholders that the Fund be liquidated. This proposal is subject to an ongoing shareholder vote, and it remains unclear whether the vote will pass. In the meantime, the Fund is continuing to be run according to its mandate. The Fund has re-applied leverage through bank borrowing, although due to the Fund’s low asset levels, the amount of leverage available to the Fund is limited. The Fund also has pushed more heavily into the big, integrated C-corp midstream energy companies, as we believe that these companies will be the long-term winners in the sector. At the same time, the Fund has made sure to stay invested in some more commodity-sensitive midstream companies that we believe were unfairly punished during the selldown.
The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.
The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investment decisions. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.
Risk Considerations
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.
MLPs: Investments in Master Limited Partnerships may be adversely impacted by tax law changes, regulation, or factors affecting underlying assets.
Energy Sector Concentration: The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy.
Closed-End Funds: Closed-end funds may trade at a discount or premium from their net asset values, which may affect whether an investor will realize gains or losses. They may also employ leverage, which may increase volatility.
For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 7.

OUR PRIVACY COMMITMENT
Duff & Phelps Select MLP and Midstream Energy Fund Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. “Personal information” refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.
Information We Collect
We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:
•  Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and
•  Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).
Information Disclosed in Administering Products and Services
We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.
Procedures to Protect Confidentiality and Security of Your Personal Information
We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.
We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our website and/or other communications.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
PORTFOLIO HOLDINGS SUMMARY WEIGHTINGS (Unaudited)
May 31, 2020
The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments as of May 31, 2020.
Country Weightings
United States	93%
Canada	6
Marshall Islands	1
Total	100%
Sector Weightings
Traditional Midstream	87%
Downstream/Other	12
Marine/Shipping	1
Total	100%

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
KEY INVESTMENT TERMS (Unaudited)
May 31, 2020
Alerian Midstream Energy Index
The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return, total-return, and net total-return basis. The index is unmanaged, its returns do not reflect any fees, tax assets or liabilities, expenses, or sales charges, and it is not available for direct investment.
Alerian MLP Index
The Alerian MLP Index is the leading gauge of large- and mid-cap energy Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis and on a total-return basis. The index is unmanaged, its returns do not reflect any fees, tax assets or liabilities, expenses, or sales charges, and it is not available for direct investment.
Lipper Energy MLP Closed-End Fund Average (“Lipper peer group”)
The Lipper Energy MLP Closed-End Fund Average is the average net asset value (NAV) performance of all funds within the Lipper fund classification of Energy MLP closed-end funds, which invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage, and processing of minerals and natural resources. Returns include the reinvestment of all distributions, including returns of capital, if any, calculated among the funds.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Master Limited Partnerships (MLPs)
Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The securities issued by many MLPs are listed and traded on a securities exchange. An MLP typically issues general partner and limited partner interests, or managing member and member interests. The general partner or managing member manages and often controls, has an ownership stake in, and is normally eligible to receive incentive distribution payments from, the MLP. If publicly traded, MLPs must derive at least 90% of their gross income from qualifying sources as described in the Internal Revenue Code in order to be treated as partnerships for United States federal income tax purposes.
Organization of the Petroleum Exporting Countries (OPEC)
The Organization of the Petroleum Exporting Countries is an intergovernmental organization that was originally organized in September 1960 with 5 member countries and currently has 13 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
KEY INVESTMENT TERMS (Unaudited) (Continued) May 31, 2020
West Texas Intermediate (WTI)
West Texas Intermediate (WTI) crude oil is a specific grade of crude oil and one of the main three benchmarks in oil pricing, along with Brent and Dubai Crude. WTI is sourced primarily from Texas and is one of the highest quality oils in the world, which is easy to refine. It is the underlying commodity of the New York Mercantile Exchange’s oil futures contract.

Duff & Phelps Select MLP and Midstream Energy Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited)
May 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—38.1%
Diversified—5.3%
Kinder Morgan, Inc.	35,500	$ 561
ONEOK, Inc.	8,000	293
		854

Downstream/Other—5.4%
Cheniere Energy, Inc.(1)	13,200	586
Marathon Petroleum Corp.	8,000	281
		867

Gathering/Processing—14.4%
Antero Midstream Corp.	131,564	629
Equitrans Midstream Corp.	52,000	420
Targa Resources Corp.	71,375	1,277
		2,326

Natural Gas Pipelines—10.5%
TC Energy Corp.	14,700	662
Williams Cos., Inc. (The)	50,617	1,034
		1,696

Petroleum Transportation & Storage—2.5%
Enbridge, Inc.	12,500	406
Total Common Stocks (Identified Cost $8,627)		6,149

Master Limited Partnerships and Related Companies—76.3%
Diversified—30.6%
Energy Transfer LP	218,092	1,780
Enterprise Products Partners LP	85,500	1,633
MPLX LP	59,395	1,128
NGL Energy Partners LP	80,171	409
		4,950

	Shares	Value

Downstream/Other—8.5%
Cheniere Energy Partners LP	10,000	$ 337
Sunoco LP	20,500	529
USA Compression Partners LP	42,000	506
		1,372

Gathering/Processing—9.0%
Hess Midstream LP Class A	41,361	803
Rattler Midstream LP	77,000	648
		1,451

Marine/Shipping—0.7%
Golar LNG Partners LP	45,000	109
Petroleum Transportation & Storage—27.5%
Genesis Energy LP	115,000	922
Magellan Midstream Partners LP	16,000	725
NuStar Energy LP	40,000	695
Phillips 66 Partners LP	12,500	559
Plains All American Pipeline LP	120,000	1,164
Shell Midstream Partners LP	29,000	391
		4,456

Total Master Limited Partnerships and Related Companies (Identified Cost $18,068)		12,338

Total Long-Term Investments—114.4% (Identified Cost $26,695)		18,487
See Notes to Financial Statements

Duff & Phelps Select MLP and Midstream Energy Fund Inc.
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
May 31, 2020
($ reported in thousands)
Value

TOTAL INVESTMENTS—114.4% (Identified Cost $26,695)	$18,487 (2)
Other assets and liabilities, net—(14.4)%	(2,327)
NET ASSETS—100.0%	$16,160

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of the portfolio segregated as collateral for borrowings.

The following table summarizes the market value of the Fund’s investments as of May 31, 2020, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at May 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$ 6,149	$ 6,149
Master Limited Partnerships and Related Companies	12,338	12,338
Total Investments	$18,487	$18,487
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at May 31, 2020.
There were no transfers into or out of Level 3 related to securities held at May 31, 2020.
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
May 31, 2020
(Reported in thousands except shares and per share amounts)
Assets
Investment in securities at value (Identified cost $26,695)	$ 18,487
Cash	827
Receivables
Dividends	15
Refundable alternative minimum tax credit	25
Prepaid Directors’ retainer	22
Prepaid expenses	16
Total assets	19,392
Liabilities
Borrowings (Note 7)	3,000
Payables
Investment securities purchased	143
Professional fees	72
Interest on borrowings (Note 7)	2
Other accrued expenses	15
Total liabilities	3,232
Net Assets	$ 16,160
Net Assets Consist of:
Common stock ($0.001 par value 100,000,000 shares authorized)	$ 26
Capital paid in on shares of beneficial interest, net of taxes	364,032
Total distributable earnings (accumulated losses)	(347,898)
Net Assets	$ 16,160
Net Asset Value Per Share
(Net assets/shares outstanding) Shares outstanding 26,233,544	$ 0.62
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENT OF OPERATIONS (Unaudited)
SIX MONTHS ENDED May 31, 2020
($ reported in thousands)
Investment Income
Dividends and distributions	$ 4,497
Less return of capital distributions (Note 2C)	(3,557)
Total investment income	940
Expenses
Investment advisory fees	489
Administration and accounting fees	89
Amortization of offering costs on mandatory redeemable preferred shares (Note 8)	364
Professional fees	66
Printing fees and expenses	44
Directors’ fees and expenses	25
Transfer agent fees and expenses	5
Miscellaneous expenses	97
Total expenses before interest expense	1,179
Interest expense on mandatory redeemable preferred shares (Note 8)	523
Interest expense on borrowings (Note 7)	206
Total expenses after interest expense	1,908
Less expenses reimbursed and/or waived by investment adviser and administrator	(96)
Net expenses	1,812
Net investment income (loss) before income taxes	(872)
Net tax benefit (expense)	—
Net investment income (loss)	(872)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on Investments before income taxes	(100,937)
Net tax benefit (expense)	—
Net realized gain (loss) on investments	(100,937)
Net change in unrealized appreciation (depreciation) on Investments before income taxes	26,222
Net tax benefit (expense)	—
Net change in unrealized appreciation (depreciation) on investments	26,222
Net realized and unrealized gain (loss) on investments after income taxes	(74,715)
Net increase (decrease) in net assets resulting from operations	$ (75,587)
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30, 2019
INCREASE (DECREASE) IN NET ASSETS From Operations
Net investment income (loss)	$ (872)	$ (3,970)
Net realized gain (loss)	(100,937)	(19,739)
Net change in unrealized appreciation (depreciation)	26,222	(1,317)
Increase (decrease) in net assets resulting from operations	(75,587)	(25,026)
From Distributions to Shareholders
Return of capital	(3,935) (1)	(15,729)
Decrease in net assets from distributions to shareholders	(3,935)	(15,729)
From Capital Share Transactions
Reinvestment of distributions resulting in the issuance of common stock (0 and 24,937 shares, respectively)	—	111
Increase (decrease) in net assets from capital transactions	—	111
Net increase (decrease) in net assets	(79,522)	(40,644)
Net Assets
Beginning of period	95,682	136,326
End of period	$ 16,160	$ 95,682

(1)	Please note that the tax status of Fund’s distributions is determined at the end of the tax year. However, based on interim data as of May 31, 2020, we estimate 100% of the distributions will represent return of capital.
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
STATEMENT OF CASH FLOWS (Unaudited)
FOR THE SIX MONTHS ENDED May 31, 2020
($ reported in thousands)
Increase (Decrease) in cash
Cash Flows provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ (75,587)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	74,653
Purchases of long-term investments	(16,370)
Increase (Decrease) in investment securities purchased payable	143
Net (purchases) or sales of money market mutual funds	1,350
Net change in unrealized (appreciation)/depreciation on investments	(26,222)
Net realized (gain)/loss on investments	100,937
Return of capital distributions on investments	3,557
(Increase) Decrease in dividends receivable	(8)
(Increase) Decrease in prepaid expenses	6
Amortization of deferred offering costs on mandatory redeemable preferred shares	364
(Increase) Decrease in prepaid Directors’ retainer	(8)
Increase (Decrease) in interest payable on borrowings	(2)
Increase (Decrease) in interest payable on fixed rate mandatory redeemable preferred shares	(259)
Increase (Decrease) in affiliated expenses payable	(154)
Increase (Decrease) in non-affiliated expenses payable	(189)
Cash provided by (used for) operating activities	62,211
Cash provided by (used for) financing activites:
Cash proceeds from borrowings	3,000
Cash payments to reduce borrowings	(30,000)
Floating rate mandatory redeemable preferred shares redemption	(35,000)
Cash distributions paid to shareholders	(3,935)
Cash provided by (used for) financing activites:	(65,935)
Net increase (decrease) in cash	(3,724)
Cash:
Cash at beginning of period	4,551
Cash at end of period	$ 827
Supplemental cash flow information:
Cash paid during the period for interest expense on borrowings	$ 206
Cash paid during the period for interest expense on fixed rate mandatory redeemable preferred shares	782
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Six Months Ended May 31, 2020 (Unaudited)	Year Ended November 30,
		2019	2018	2017	2016
PER SHARE DATA:
Net asset value, beginning of period	$ 3.65	$ 5.20	$ 5.54	$ 7.40	$ 7.47
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.03)	(0.15)	(0.22)	(0.20)	(0.10)
Net realized and unrealized gain (loss)	(2.85)	(0.80)	0.55	(0.78)	0.91
Total from investment operations	(2.88)	(0.95)	0.33	(0.98)	0.81
Dividends and Distributions to Shareholders:
Return of capital	(0.15)	(0.60)	(0.67)	(0.88)	(0.88)
Total dividends and distributions to shareholders	(0.15)	(0.60)	(0.67)	(0.88)	(0.88)
Net asset value, end of period	$ 0.62	$ 3.65	$ 5.20	$ 5.54	$ 7.40
Market value, end of period(2)	$ 0.57	$ 3.43	$ 4.89	$ 5.37	$ 7.47
Total return, net asset value(3), (4)	(82.20)%	(19.75)%	5.51%	(14.36)%	13.58%
Total return, market value(3), (4)	(82.59)%	(19.81)%	2.36%	(17.77)%	17.48%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets(5), (6)	4.55% (7)	4.52%	4.07%	3.40%	2.52%
Ratio of total expenses after interest expense to average net assets(5)	4.87% (7)	4.52%	4.07%	3.40%	2.52%
Ratio of net investment income (loss) to average net assets(5)	(2.91)%	(3.05)%	(3.69)%	(2.86)%	(1.59)%
Portfolio turnover rate(3)	18%	23%	33%	20%	28%
Net assets, end of period (000’s)	$16,160	$95,682	$136,326	$144,955	$192,860
Borrowings, end of period (000’s)	$ 3,000	$30,000	$ 50,000	$ 50,000	$ 78,000
Mandatory redeemable preferred shares, end of period (000’s)	$ —	$35,000	$ 35,000	$ 35,000	$ —
Asset coverage, per $1,000 principal amount of borrowings(8)	$ 6,387	$ 5,356	$ 4,427	$ 4,599	$ 3,473
Asset coverage ratio on total leverage (borrowings and mandatory redeemable preferred shares)(9)	N/A	247%	260%	271%	N/A
Asset coverage, per $25 liquidation preference per share of mandatory redeemable preferred shares(10)	N/A	$ 62	$ 65	$ 68	N/A

(1)	Calculated using average shares outstanding.
(2)	Closing Price – New York Stock Exchange.
(3)	Not annualized for periods less than one year.
(4)	Total return on market value is calculated assuming a purchase of common shares on the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total return on market value is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return on market value does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares. Total return on net asset value uses the same methodology, but with use of net asset value for the beginning and ending values.
(5)	Annualized for periods less than one year.

See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Year Ended November 30, 2015

PER SHARE DATA:
Net asset value, beginning of period	$ 17.35
Income (loss) from investment operations:
Net investment income (loss)(1)	(0.15)
Net realized and unrealized gain (loss)	(8.15)
Total from investment operations	(8.30)
Dividends and Distributions to Shareholders:
Return of capital	(1.58)
Total dividends and distributions to shareholders	(1.58)
Net asset value, end of period	$ 7.47
Market value, end of period(2)	$ 7.29
Total return, net asset value(3), (4)	(50.79)%
Total return, market value(3), (4)	(47.24)%
RATIOS/SUPPLEMENTAL DATA:
Ratio of net expenses to average net assets(5), (6)	2.28%
Ratio of total expenses after interest expense to average net assets(5)	2.28%
Ratio of net investment income (loss) to average net assets(5)	(1.20)%
Portfolio turnover rate(3)	20%
Net assets, end of period (000’s)	$194,066
Borrowings, end of period (000’s)	$ 94,500
Asset coverage, per $1,000 principal amount of borrowings(8)	$ 3,054

(6)	Ratio of net expenses to average net assets, before interest expense and before tax benefit (expense) was 2.98%, 2.33%, 2.17%, 2.09%, 1.97%, and 1.84% for the periods ended May 31, 2020, November 30, 2019, November 30, 2018, November 30, 2017, November 30, 2016, and November 30, 2015, respectively.
(7)	Annualized except for non-recurring expenses.
(8)	Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings at the end of the period multiplied by $1,000.
(9)	Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings and mandatory redeemable preferred shares at the end of the period.
(10)	Represents value of net assets applicable to common stock plus the borrowings and mandatory redeemable preferred shares at the end of the period divided by the borrowings and mandatory redeemable preferred shares at the end of the period multiplied by $25.
See Notes to Financial Statements

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited)
May 31, 2020
Note 1. Organization
Duff & Phelps Select MLP and Midstream Energy Fund Inc. (the “Fund”) is organized as a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was incorporated as a Maryland corporation on March 28, 2014. The Fund’s initial public offering was on June 25, 2014, and the Fund commenced investment operations on June 30, 2014. The Fund’s investment objective is to seek a high level of total return resulting from a combination of current tax-deferred distributions and capital appreciation. There can be no assurance that the Fund will achieve its investment objective.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification (“ASC”) Topic 946 applicable to Investment Companies.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.
A.	Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into and out of Level 3 at the end of the reporting period.
•     Level 1 –  quoted prices in active markets for identical securities (security types generally include listed equities).
•     Level 2 –  prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•     Level 3 –  prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, Exchange Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer-supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities, and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are internally fair valued by the Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
C.	Investment Income and Return of Capital Estimates
The Fund invests a portion of its assets in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.
The return of capital portion of the MLP distributions is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the period ended May 31, 2020, the Fund estimates that 100% of the MLP distributions received will be treated as a return of capital.
D.	Federal and State Income Taxes
Due to the fact that the Fund invests primarily in MLPs, it cannot qualify as a Regulated Investment Company under current tax laws. Thus, the Fund is treated as a regular corporation, or “C” corporation, for U.S. income tax purposes. Accordingly, the Fund generally is subject to U.S. federal income tax on its taxable income at statutory rates applicable to “C” corporations at a flat rate of 21%. In addition, as a “C” corporation, the Fund is subject to various state income taxes due to its investments in MLPs (state effective rate currently estimated at 2.0287%, net of federal tax benefit). As a limited partner in the MLPs, the Fund includes its distributable share of each MLP’s taxable income in computing its own taxable income.
In prior years, the Fund was subject to alternative minimum tax (“AMT”) on its federal AMT income to the extent that AMT exceeded it regular federal income tax. The Tax Cuts and Jobs Act of 2017 (“TCJA”) eliminated AMT for corporations and allowed them to claim a refundable minimum tax credit for previous AMT paid over an extended period of time. However, the Coronavirus Aid, Relief, and Economic Stability Act (“CARES Act”), signed into law in March 2020, accelerated taxpayers’ ability to claim the fully refundable amount of minimum tax credits. As a result, the Fund’s AMT credit of $25, as disclosed in the Statement of Assets and Liabilities, will be requested to be fully refunded on the November 30, 2019 tax return to be filed later this year.
E.	Income Tax Accounting Policy
The Fund applies ASC 740 (Income Taxes) in computing the income tax provision. The Fund records deferred income taxes to reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, and (ii) the net tax benefit of accumulated net operating losses and capital loss carryforwards. Deferred tax assets

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
and liabilities are measured using effective tax rates expected to apply to taxable income in the years such temporary differences are realized or otherwise settled. To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. The determination of whether a valuation allowance is required is based upon whether it is more likely than not that some portion or all of the deferred tax asset will not be realized. The Fund considers all positive and negative evidence in assessing any valuation allowance including the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of statutory carryforward periods and the associated risk that operating loss carryforwards may expire unused. The Fund also accrues additional tax expense relating to uncertain tax positions and includes interest and penalties on such positions as a component of tax expense.
F.	Distributions to Shareholders
Distributions to shareholders generally are declared and paid on a quarterly basis and are recorded on the ex-dividend date. The Fund uses a cash flow-based distribution approach in amounts based on the Fund’s net cash flow received from portfolio investments, i.e., cash distributions received from the Fund’s investments in MLPs less expenses.
Given the liquidation proposal discussed in the section “Management’s Discussion of Fund Performance” the Fund did not declare or pay a distribution to shareholders for the second quarter. The Board will consider whether to declare and pay distributions to shareholders for the third quarter and thereafter in light of the outcome of the shareholder vote on the liquidation proposal.
The estimated character of the distributions paid will either be dividends (ordinary income eligible to be treated as qualified dividend income) or returns of capital. Distributions made from current or accumulated earnings and profits of the Fund will be taxable to shareholders as dividend income. Distributions that are in amounts greater than the Fund’s current and accumulated earnings and profits will represent returns of capital to the extent of a shareholder’s basis in their common shares, and such distributions will correspondingly increase the realized gain upon the sale of their common shares (or decrease the realized loss). Additionally, distributions not paid from current or accumulated earnings and profits that exceed a shareholder’s tax basis in their common shares will generally be taxed as a capital gain. This estimate is based on the Fund’s operating results during the period. The Fund is unable to make a final determination as to the tax character of distributions until after the end of the calendar year when the Fund can determine earnings and profits for federal income tax purposes.
The Fund will inform shareholders of the final tax character of its distributions on Form 1099-DIV in February 2021. For the period ended May 31, 2020, we currently estimate that 100% of the distributions will be considered returns of capital for federal income tax purposes.
G.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
H.	Expenses
Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately used.
In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro-rata expenses of any underlying mutual funds in which the Fund invests.
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Adviser
Virtus Alternative Investment Advisers, Inc. (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser of the Fund. The Adviser supervises the Fund’s investment program and general operations of the Fund, including the Fund’s subadviser.
As compensation for its services to the Fund, the Adviser receives a monthly fee at an annual rate of 1.00% of the Fund’s average daily Managed Assets, which is calculated daily and paid monthly. “Managed Assets” is defined as the value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness entered into for the purpose of leverage, which includes issuance of preferred stock). From March 1, 2020 through July 31, 2020, the Adviser is waiving advisory fees on a voluntary basis. The voluntary waiver will expire on July 31, 2020. From the period of March 1, 2020 through May 31, 2020, the Adviser waived $88 in advisory fees.
B.	Subadviser
Duff & Phelps Investment Management Co. (“DPIM”), an indirect, wholly-owned subsidiary of Virtus, is the subadviser of the Fund. The subadviser is responsible for the day-to-day portfolio management of the Fund for which it is paid a fee by the Adviser.
C.	Administration Services
Virtus Fund Services, LLC (“VFS”), an indirect, wholly-owned subsidiary of Virtus, serves as the administrator to the Fund. For the services provided by the administrator under the Administration Agreement, the Fund pays the administrator an asset-based fee calculated on the Fund’s average daily managed assets. This fee is calculated daily and paid monthly.
For the period ended May 31, 2020, the Fund incurred administration fees totaling $49 which are included in the Statement of Operations within the line item “Administration

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
and accounting fees.” From March 1, 2020 through July 31, 2020, the Administrator is waiving administration fees on a voluntary basis. The voluntary waiver will expire on July 31, 2020. From the period of March 1, 2020 through May 31, 2020, the Administrator waived $8 in administration fees.
D.	Directors’ Fees
For the period ended May 31, 2020, the Fund incurred Directors’ fees totaling $20 which are included in the Statement of Operations within the line item “Directors’ fees and expenses.”
E.	Director Compensation
The Fund provides a deferred compensation plan for its Directors who receive compensation from the Fund. Under the deferred compensation plan, Directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Directors.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. Government and agency securities, and short-term investments) during the period ended May 31, 2020, were as follows:
Purchases	Sales
$16,370	$74,653
There were no purchases or sales of long-term U.S. Government and agency securities during the period ended May 31, 2020.
Note 5. Income Tax Information
($ reported in thousands)
The Fund’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability of the Fund as of the period ended May 31, 2020. Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting and tax purposes. The Fund’s tax expense or benefit is recognized on the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates.
The Fund’s income tax provision consists of the following as of May 31, 2020:
	Current Tax Expense (benefit)	Deferred Tax Expense (benefit)	Valuation Allowance Expense (benefit)	Total Tax Expense (benefit)
Federal tax expense (benefit)	$—	$(4,712)	$4,712	$—
State tax expense (benefit)	—	(591)	591	—
Total tax expense (benefit)	$—	$(5,303)	$5,303	$—

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income (loss) and realized and unrealized gain (loss) is as follows:
	Amount	Rate
Application of statutory income tax rate	$(15,873)	21.00%
State income taxes, net of federal benefit	(1,533)	2.03
Permanent differences, net	153	(0.20)
Other	(20)	0.03
Expiration of prior year capital losses	11,970	(15.84)
Effect of valuation allowance	5,303	(7.02)
Total income tax expense (benefit)	$ —	0.00%
Components of the Fund’s net deferred tax asset (liability) as of May 31, 2020, are as follows:
Deferred tax asset:
Capital loss carryforward (tax basis)	$ 59,375
Net operating loss carryforward (tax basis)	6,333
Unrealized loss	952
Other	402
Net deferred tax asset before valuation allowance	67,062
Less: Valuation allowance	(67,062)
Net deferred tax asset (liability)	$ —
With regard to its investments in MLPs, the Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held, and to estimate their associated deferred tax benefit/liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Fund will modify its estimates or assumptions regarding its tax benefit/liability which may have a material impact on the Fund’s NAV. Realization of the deferred tax assets and carryforwards are dependent, in part, on generating sufficient taxable income of the appropriate character prior to expiration of the loss carryforwards.
At May 31, 2020, the Fund had estimated net operating loss carryforwards available for federal income tax purposes of $27,502 after expecting to utilize $38,126 of Net Operating Loss (“NOL”) carryforwards in the current period. Prior to the passing of the CARES Act, NOLs were subject to the TCJA. The TCJA established a limitation for any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available net operating losses or 80% of taxable income before any net operating loss utilization. The CARES Act delays the application of the 80% net operating loss limitation to tax years ending November 31, 2022 and beyond. In addition, the CARES Act revised the TCJA language from “NOLs arising in taxable years ending after December 31, 2017” to “NOLs arising in taxable year beginning after December 31, 2017” regarding carryforward periods. Any net operating losses generated in fiscal years ending prior to December 31, 2018 can be carried back 2 years and carried forward 20 years. The Fund’s NOL of $27,502 will expire between 2036 and 2038 and are not subject to any of the aforementioned limitations. Additionally, as of May 31, 2020, the Fund had capital loss carryforwards of $309,809 which

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
may be carried forward for 5 years. The Fund expects $51,979 of the total capital loss carryforwards to expire upon filing the November 30, 2019 income tax returns. The remaining capital losses of $257,830, if not utilized, will expire in years 2020 through 2025.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund’s tax years, November 30, 2016, November 30, 2017, November 30, 2018, and November 30, 2019 remain subject to examination by tax authorities in the United States. Currently, the Fund is not under IRS examination. Furthermore, management of the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
At May 31, 2020, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held is as follows:
Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$22,611	$2,169	$(6,293)	$(4,124)
The differences between the book basis and tax basis of unrealized appreciation (depreciation) and the cost of investments is primarily attributable to MLP earnings and basis adjustments.
Note 6. Credit and Market Risk
Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.
The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
The Fund’s investments are concentrated in the energy sector and may present more risks than if the Fund were broadly diversified over numerous sectors of the economy. A downturn in the energy sector would have a larger impact on the Fund than on an investment company that does not concentrate in the sector. The performance of the securities in the energy sector may lag the performance of other industries or the broader market as a whole.
The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.
Note 7. Borrowings
($ reported in thousands)
On July 19, 2019, the Fund renewed its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
limit of $45,000 (“Commitment Amount”) which was reduced from its previous commitment of $66,000. The Fund then elected to further decrease the Commitment Amount to $5,000 effective April 1, 2020. Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at London Interbank Offered Rate (“LIBOR”) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. Total commitment fees accrued for the period ended May 31, 2020 were $24 and are included in the “Interest expense on borrowings” line of the Statement of Operations. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and the approval of the Board. The Agreement can also be converted into a 179 day fixed term facility, one time at the Fund’s option. For the period ended May 31, 2020, the average daily borrowings under the Agreement and the weighted daily average interest rate were $14,398 and 2.49%, respectively. At May 31, 2020, the amount of such outstanding borrowings was as follows:
Outstanding Borrowings	Interest Rate
$3,000	1.01%
Note 8. Fixed Rate Mandatory Redeemable Preferred Shares
On February 8, 2017, the Fund issued 1,400,000 Mandatory Redeemable Preferred Shares (“MRP Shares”) in two series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s outstanding loan under its credit agreement and to make additional investments.
On March 31, 2020, the Fund voluntarily redeemed all 400,000 of its outstanding Series A MRP Shares, at liquidation preference of $10,000,000, and all 1,000,000 of its outstanding Series B MRP Shares, at liquidation preference of $25,000,000, in each case plus any accumulated but unpaid dividends.
The Fund incurred costs in connection with the issuance of the MRP Shares. These costs were recorded as a deferred charge and were amortized over the respective life of each series of MRP Shares. Amortization expense of these deferred offering costs of $364,341 is included under the caption “Amortization of offering costs on mandatory redeemable preferred shares” on the Statement of Operations.
Note 9.  Indemnifications
Under the Fund’s organizational documents, its Directors and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
May 31, 2020
Note 10. Capital Transactions
At May 31, 2020, the Fund had one class of common stock, par value $0.001 per share, of which 100,000,000 shares are authorized and 26,233,544 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended May 31, 2020 and November 30, 2019, there were 0 and 24,937 shares issued pursuant to the Plan, respectively.
Note 11. Regulatory Matters and Litigation
From time to time, the Fund, the Adviser, DPIM, and/or their respective affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Fund, the Adviser and DPIM believe that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.
Note 12. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were available for issuance, and has determined that the following is the only subsequent event requiring recognition or disclosure in these financial statements.
On July 17, 2020, the Fund renewed its Credit Agreement discussed in Note 7. The Agreement, which has a new term of four months, was also amended to apply commitment fees on all undrawn balances.

CERTIFICATION
The Fund files the required annual Chief Executive Officer (“CEO”) certification regarding compliance with the NYSE’s listing standards no more than 30 days after each annual shareholder meeting for the Fund. The Fund has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.
KEY INFORMATION
Shareholder Relations: 1-866-270-7788
For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.
REINVESTMENT PLAN
The Automatic Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan and may opt out by calling Shareholder Relations at the number listed above. If shares are held at a brokerage firm, contact your broker about participation in the Plan.
REPURCHASE OF SECURITIES
Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.
PROXY VOTING INFORMATION (FORM N-PX)
The subadviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board of Directors. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at https://www.sec.gov.
PORTFOLIO HOLDINGS INFORMATION
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form NPORT-P. Form NPORT-P is available on the SEC’s website at https://www.sec.gov.

Results of Annual Meeting of Shareholders (Unaudited)
The Annual Meeting of Shareholders of Duff & Phelps Select MLP and Midstream Energy Fund Inc. was held on May 21, 2020. The meeting was held for purposes of approving the liquidation and dissolution of the Fund and electing four (4) nominees to the Board of Directors. The meeting was adjourned until July 23, 2020, at 9:00 a.m. Eastern, solely with respect to its proposal that the shareholders approve the liquidation and dissolution of the Fund, in order to provide additional time for shareholders to vote on the proposal.
The results with respect to the election of directors were as follows:
Election of Directors	Votes For	Votes Withheld
Donald C. Burke	17,767,566	5,933,640
Sidney E. Harris	17,722,162	5,979,044
John R. Mallin	17,710,446	5,990,760
James M. Oates	17,722,598	5,978,608
Based on the foregoing, Donald C. Burke, Sidney E. Harris, John R. Mallin and James M. Oates were re-elected to the Board of Directors. The Fund’s other Directors who continue in office are George R. Aylward, Connie D. McDaniel, Philip R. McLoughlin, Geraldine M. McNamara, James B. Rogers, Jr., R. Keith Walton, and Brian T. Zino.

DUFF & PHELPS SELECT MLP AND MIDSTREAM ENERGY FUND INC.
101 Munson Street
Greenfield, MA 01301-9668
Board of Directors
George R. Aylward
Donald C. Burke
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Philip R. McLoughlin, Chairman
Geraldine M. McNamara
James M. Oates
James B. Rogers, Jr.
R. Keith Walton
Brian T. Zino
William R. Moyer, Advisory Member
Thomas J. Brown, Honorary Member
Hassell H. McClellan, Honorary Member
Richard E. Segerson, Honorary Member
Officers
George R. Aylward, President and Chief Executive Officer
Francis G. Waltman, Executive Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer, and Treasurer
Nancy J. Engberg, Senior Vice President and Chief Compliance Officer
Julia R. Short, Senior Vice President
Peter Batchelar, Senior Vice President
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Investment Adviser
Virtus Alternative Investment Advisers, Inc.
One Financial Plaza
Hartford, CT 06103-2608
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Transfer Agent
Computershare
P.O. Box 505005
Louisville, KY 40233-5005
Fund Counsel
Sullivan & Worcester LLP
1666 K Street, NW
7th Floor
Washington, DC 20006
How to Contact Us
Shareholder Services	1-866-270-7788
Website	www.Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

c/o Computershare Investor Services
P.O. Box 505005
Louisville, KY 40233-5005
For more information about
Virtus Closed-End Funds, please
contact us at 1-866-270-7788
or closedendfunds@virtus.com
or visit Virtus.com.
8567	07-20

Item 2. Code of Ethics.

Response not required for semi-annual report.

Item 3. Audit Committee Financial Expert.

Response not required for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Response not required for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Response not required for semi-annual report.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Response not required for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Response not required for semi-annual report.

(b)

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                Duff & Phelps Select MLP and Midstream Energy Fund Inc.

By (Signature and Title)*        /s/ George R. Aylward

                                                 George R. Aylward, President and Chief Executive Officer

                                                 (principal executive officer)

Date    August 5, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/ George R. Aylward

                                                 George R. Aylward, President and Chief Executive Officer

                                                 (principal executive officer)

Date    August 5, 2020

By (Signature and Title)*        /s/ W. Patrick Bradley

                                                 W. Patrick Bradley, Executive Vice President,

                                                 Chief Financial Officer and Treasurer

                                                 (principal financial officer)

Date    August 5, 2020

* Print the name and title of each signing officer under his or her signature.